UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            February 9, 2015

AMREP CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

300 Alexander Park, Suite 204, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2015, American Investment Republic Co. (“Seller”), a subsidiary of AMREP Corporation (“AMREP”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with DFI Holdings, LLC (“Distribution Buyer”) and KPS Holdco, LLC (“Products Buyer”, and together with Distribution Buyer, the “Buyers”), where each Buyer is controlled by Michael P. Duloc. The closing of the transactions contemplated by the Stock Purchase Agreement occurred on February 9, 2015 (the “Closing Date”).

Prior to the Closing Date, Mr. Duloc was the chief executive officer and president of the Company Group (defined below) and certain other subsidiaries of AMREP and was a principal executive officer of AMREP. In connection with the closing of the transactions contemplated by the Stock Purchase Agreement, effective on February 9, 2015, Mr. Duloc was removed as an officer of each direct and indirect subsidiary of AMREP and ceased to be a principal executive officer of AMREP. Mr. Duloc is the son-in-law of Nicholas G. Karabots, a significant shareholder of AMREP. Mr. Duloc’s spouse, who is Mr. Karabots’ daughter, is an officer of one of Mr. Karabots’ companies to which the Company Group and another subsidiary of AMREP provide services.

Stock Purchase Agreement. Pursuant to the Stock Purchase Agreement, Products Buyer acquired, through the purchase from Kable Media Services, Inc. (“KMS”) of all of the capital stock of Kable Product Services, Inc., AMREP’s Product Packaging and Fulfillment Services business. Immediately following such acquisition, pursuant to the Stock Purchase Agreement, Distribution Buyer acquired, through the purchase from Seller of all of the capital stock of KMS, AMREP’s Newsstand Distribution Services business operated by KMS’s direct and indirect subsidiaries, namely Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc. and Kable Distribution Services of Canada, Ltd. (KMS and each of the other entities acquired by Buyers are collectively referred to as the “Company Group”).

Consideration for Buyers acquiring the Company Group included the following: (a) Buyers paid Seller $2.0 million, which consisted of $400,000 of cash paid by Buyers on the Closing Date and $1.6 million paid by execution by Buyers of a secured promissory note, dated as of the Closing Date (the “Buyer Promissory Note”), (b) Seller provided limited representations, warranties, covenants and indemnities to Buyers, (c) Buyers agreed to indemnify Seller and its affiliates for claims relating to the Company Group or the operations of the Company Group, subject to certain limited exceptions, and (d) Buyers, Mr. Duloc and the Company Group provided Seller and its affiliates with the benefits and rights contained in the Stock Purchase Agreement and the agreements entered into in connection with the Stock Purchase Agreement. The consideration described in the preceding sentence was the result of negotiations between Seller, Buyers and other parties. Seller’s negotiation of such consideration was informed by evaluating the assets, liabilities, prospects, market conditions and trends, historical performance and financial forecast of the Company Group, discussions with other parties regarding a potential purchase involving all or part of the Company Group and the allocation of risks contained in the Stock Purchase Agreement and the agreements entered into in connection with the Stock Purchase Agreement.

As a result of the transaction, other than (i) the elimination of substantially all of the intercompany amounts of the Company Group due to or from AMREP and its direct and indirect subsidiaries (not including the Company Group) through offset and capital contribution and (ii) certain other limited items identified in the Stock Purchase Agreement and the agreements entered into in connection with the Stock Purchase Agreement, the Company Group will retain all of its pre-closing assets, liabilities, rights and obligations, including the negative working capital of the Newsstand Distribution Services business, which totaled $12,672,000 at October 31, 2014. AMREP expects to recognize a pre-tax gain on its financial statements as a result of the transaction in the fourth quarter of fiscal year 2015 which it estimates will range from approximately $8 million to $10 million. The final gain related to the transaction is expected to be included in the footnotes that accompany the financial statements of AMREP’s 10-Q for the quarter ended January 31, 2015.

The following agreements, each dated as of the Closing Date, were entered into in connection with the Stock Purchase Agreement:

•	Buyer Promissory Note. Buyers entered into the Buyer Promissory Note, which requires Buyers to pay Seller $1.6 million in 24 equal monthly instalments, commencing on February 1, 2016, with interest due and payable monthly commencing on March 1, 2015. Interest accrues at a rate per annum determined on the first business day of each month equal to three percent plus the “prime rate,” as published in The Wall Street Journal. The Buyer Promissory Note contains customary events of default and representations, warranties and covenants provided by Buyers to Seller, and is secured by a pledge of substantially all of the personal property of Buyers and the Company Group, pari passu with other secured obligations owed by Buyers and the Company Group to Seller under the Stock Purchase Agreement and the agreements entered into in connection with the Stock Purchase Agreement.

•	Transition Services Agreement. Seller and Buyers entered into a transition services agreement (the “Transition Services Agreement”) pursuant to which certain transition services will be provided for a limited time by Buyers to Seller and its affiliates and by Seller to the Company Group.

•	Releases. (a) Seller entered into a release agreement in favor of the Company Group and its affiliates and (b) the Company Group, Buyers and Mr. Duloc entered into release agreements in favor of Seller and its affiliates. Subject to certain limited exceptions, each of the release agreements releases all claims that the releasing party may have against the parties being released.

•	Line of Credit. Seller provided the Company Group with a secured revolving line of credit pursuant to a line of credit promissory note (the “Line of Credit”). The Line of Credit permits the Company Group to borrow from Seller up to a maximum principal amount of $2.0 million from the Closing Date until May 11, 2015, $1.5 million from May 12, 2015 until August 5, 2016 and $1.0 million from August 6, 2016 until February 9, 2017, with interest due and payable monthly commencing on March 1, 2015.

The principal amount permitted to be borrowed under the Line of Credit is subject to the following borrowing base: (a) from the Closing Date until May 11, 2015, (i) 50% of eligible accounts receivable of the Company Group and (ii) 45% of eligible unbilled receivables of Kable Distribution Services, Inc. and from May 12, 2015 until February 9, 2017, (i) 50% of eligible accounts receivable of the Company Group and (ii) 30% of eligible unbilled receivables of Kable Distribution Services, Inc.

Amounts outstanding under the Line of Credit accrue interest at a rate per annum as determined on the first business day of each month equal to three percent plus the “prime rate,” as published in The Wall Street Journal. Amounts available but not advanced under the Line of Credit accrue “unused” fees at a rate of 1.0% per annum, payable on the first day of each month. The Line of Credit contains customary events of default and representations, warranties and covenants provided by the Company Group to Seller, and is secured by a pledge of substantially all of the personal property of Buyers and the Company Group, pari passu with other secured obligations owed by Buyers and the Company Group to Seller under the Stock Purchase Agreement and the agreements entered into in connection with the Stock Purchase Agreement.

•	Guaranty of Company Group. Buyers, the Company Group and Seller entered into a guaranty agreement (the “Guaranty”) pursuant to which Buyers and the Company Group guaranteed the full and prompt payment and performance of all agreements, covenants and obligations of Buyers or any member of the Company Group, including under the Stock Purchase Agreement, the Line of Credit, the Buyer Promissory Note and the other agreements entered into in connection with the Stock Purchase Agreement.

•	Security Agreement. Buyers, the Company Group and Seller entered into a security agreement (the “Security Agreement”) pursuant to which Buyers and the Company Group pledged and granted a security interest in substantially all of their personal property to Seller in order to secure the obligations of each Buyer and each member of the Company Group, including under the Stock Purchase Agreement, the Line of Credit, the Buyer Promissory Note and the other agreements entered into in connection with the Stock Purchase Agreement.

PNC Credit Facility. In addition, on February 9, 2015, AMREP’s Media Services businesses entered into the fifth amendment (the “Fifth Amendment”) to the Revolving Credit and Security Agreement, dated as of May 13, 2010 (the “PNC Credit Facility”), with PNC Bank, National Association (“PNC”), as agent and lender. The Fifth Amendment provided PNC’s consent to the Stock Purchase Agreement (and the related agreements and transactions), removed each member of the Company Group that is a party to the PNC Credit Facility as a borrower under the PNC Credit Facility, released the collateral of such member that was pledged as security for the obligations under the PNC Credit Facility and reduced the maximum loan amount available under the PNC Credit Facility from $15 million to $7.5 million. No other material terms of the PNC Credit Facility changed in connection with the Fifth Amendment.

Kable Staffing Resources LLC (“KSR”). Prior to the Closing Date, KMS made a dividend of all of the membership interests of KSR to Seller. This resulted in KSR not being included in the Company Group or as part of the acquisition by Buyers.

Other. AMREP and its remaining direct and indirect subsidiaries retained their obligations under AMREP’s defined benefit retirement plan, without any expected funding acceleration of any obligations thereunder as a result of the sale of the Company Group. In addition, a subsidiary of AMREP retained its ownership of a warehouse used by Kable Product Services, Inc. in its operations, which remains subject to a market rate lease with Kable Product Services, Inc. with a term that expires in November 2018 and remains subject to an approximately $4.1 million mortgage note payable to a third party lender with a maturity date of February 2018.

The foregoing description of the Stock Purchase Agreement, Buyer Promissory Note, Transition Services Agreement, release agreements of Seller, Company Group and Buyers and Mr. Duloc, Line of Credit, Guaranty, Security Agreement and Fifth Amendment are summaries only and are qualified in all respects by the provisions of the such documents, copies of which are attached hereto as Exhibits 10.1 through 10.10 and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K regarding the Fifth Amendment to the PNC Credit Facility is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to the Closing Date, Mr. Duloc was the chief executive officer and president of the Company Group and certain other subsidiaries of AMREP and was a principal executive officer of AMREP. In connection with the closing of the transactions contemplated by the Stock Purchase Agreement, effective on February 9, 2015, Mr. Duloc was removed as an officer of each direct and indirect subsidiary of AMREP and ceased to be a principal executive officer of AMREP.

Item 8.01 Other Events.

On February 9, 2015, the Company issued a press release announcing the Stock Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of February 9, 2015, between DFI Holdings, LLC, KPS Holdco, LLC and American Investment Republic Co.
10.2	Promissory Note, dated as of February 9, 2015, made by DFI Holdings, LLC and KPS Holdco, LLC in favor of American Investment Republic Co.
10.3	Transition Services Agreement, dated as of February 9, 2015, between DFI Holdings, LLC, KPS Holdco, LLC and American Investment Republic Co.
10.4	Release Agreement, dated as of February 9, 2015, by American Investment Republic Co. in favor of Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd. and Kable Product Services, Inc.
10.5	Release Agreement, dated as of February 9, 2015, by Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd. and Kable Product Services, Inc. in favor of American Investment Republic Co.
10.6	Release Agreement, dated as of February 9, 2015, by DFI Holdings, LLC, KPS Holdco, LLC and Michael P. Duloc in favor of American Investment Republic Co.
10.7	Line of Credit Promissory Note, dated as of February 9, 2015, made by Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd. and Kable Product Services, Inc. in favor of American Investment Republic Co.
10.8	Guaranty Agreement, dated as of February 9, 2015, by Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd., Kable Product Services, Inc., DFI Holdings, LLC and KPS Holdco, LLC in favor of American Investment Republic Co.
10.9	Security Agreement, dated as of February 9, 2015, by Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd., Kable Product Services, Inc., DFI Holdings, LLC and KPS Holdco, LLC in favor of American Investment Republic Co.
10.10	Fifth Amendment, dated as of February 9, 2015, to the Revolving Credit and Security Agreement, dated as of May 13, 2010, among Kable Media Services, Inc., et al and PNC Bank, National Association, as agent and lender.
99.1	Press Release, dated February 9, 2015, issued by AMREP Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: February 9, 2015	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of February 9, 2015, between DFI Holdings, LLC, KPS Holdco, LLC and American Investment Republic Co.
10.2	Promissory Note, dated as of February 9, 2015, made by DFI Holdings, LLC and KPS Holdco, LLC in favor of American Investment Republic Co.
10.3	Transition Services Agreement, dated as of February 9, 2015, between DFI Holdings, LLC, KPS Holdco, LLC and American Investment Republic Co.
10.4	Release Agreement, dated as of February 9, 2015, by American Investment Republic Co. in favor of Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd. and Kable Product Services, Inc.
10.5	Release Agreement, dated as of February 9, 2015, by Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd. and Kable Product Services, Inc. in favor of American Investment Republic Co.
10.6	Release Agreement, dated as of February 9, 2015, by DFI Holdings, LLC, KPS Holdco, LLC and Michael P. Duloc in favor of American Investment Republic Co.
10.7	Line of Credit Promissory Note, dated as of February 9, 2015, made by Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd. and Kable Product Services, Inc. in favor of American Investment Republic Co.
10.8	Guaranty Agreement, dated as of February 9, 2015, by Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd., Kable Product Services, Inc., DFI Holdings, LLC and KPS Holdco, LLC in favor of American Investment Republic Co.
10.9	Security Agreement, dated as of February 9, 2015, by Kable Media Services, Inc., Kable Distribution Services, Inc., Kable News Company, Inc., Kable News International, Inc., Kable Distribution Services of Canada, Ltd., Kable Product Services, Inc., DFI Holdings, LLC and KPS Holdco, LLC in favor of American Investment Republic Co.
10.10	Fifth Amendment, dated as of February 9, 2015, to the Revolving Credit and Security Agreement, dated as of May 13, 2010, among Kable Media Services, Inc., et al and PNC Bank, National Association, as agent and lender.
99.1	Press Release, dated February 9, 2015, issued by AMREP Corporation.